UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 7, 2019

(Date of earliest event reported)

Corvus Gold Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55447 (Commission File Number)	98-0668473 (IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia Canada (Address of principal executive offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 3, 2019, Corvus Gold Inc. (the “Company”) held its 2019 Annual General and Special Meeting of Shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities & Exchange Commission on September 18, 2019.

Proposal One– Fixing the Number of Directors

By a resolution unanimously passed by a show of hands. On motion duly made, seconded and carried, the number of directors was fixed at six (6).

The result of the voting on this matter was as follows: 70,793,184

For:	63,097,146 shares
Against:	159,996 shares
Abstain:	125,000 shares
Broker Non-Votes:	7,610,842 shares

Proposal Two – Election of Directors

By a resolution passed on a ballot, each of the following individuals were elected as the directors of the Company to hold office until the next annual general meeting of the shareholders of the Company or until their successors are elected or appointed:

STEVE AAKER
ANTON DRESCHER
RONALD LARGENT
ROWLAND PERKINS
JEFFREY PONTIUS
EDWARD YARROW

The detailed ballot voting in respect of the election of directors was as follows:

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
STEVEN AAKER	62,973,916	208,426	7,610,842
ANTON DRESCHER	46,414,431	16,767,806	7,610,842
RONALD LARGENT	62,984,716	197,626	7,610,842
ROWLAND PERKINS	62,996,341	186,001	7,610,842
JEFFREY PONTIUS	63,097,316	85,026	7,610,842
EDWARD YARROW	62,997,016	205,326	7,610,842

Proposal Three – Appointment and Compensation of Auditors

By a resolution unanimously passed by a show of hands. On motion duly, made, seconded and carried, Crowe MacKay LLP, Chartered Professional Accountants, were appointed as the auditors for the Company for the fiscal year ending May 31, 2019 and, in accordance with the Articles of the Company, the directors were authorized to fix the auditors’ remuneration.

The result of the voting on this matter was as follows:

For:	70,159,645 shares
Withhold:	633,539 shares
Broker Non-Votes:	0 shares

Proposal Four – Approval of Unallocated Incentive Stock Options under the Stock Option Plan

By a resolution passed on a ballot, all unallocated incentive stock options under the Company’s stock option plan were approved.

The result of voting on this matter was as follows:

For:	45,896,998 shares
Against:	17,285,344 shares
Broker Non-Votes:	7,610,842 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC. (Registrant)

DATE: October 9, 2019	By:	/s/ Jeffrey A. Pontius
	Name:	Jeffrey A. Pontius
	Title:	Chief Executive Officer and President